UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (973) 736-9340
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Lincoln Educational Services Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) virtually via live webcast. A total of 31,696,582 shares of common stock, no par value per share (the “Common Stock”), were issued and outstanding and entitled to vote as of March 18, 2026, the record date for the Annual Meeting. There were 27,003,422 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum.  Each of the proposals was approved by the requisite vote of the Company’s shareholders. Set forth below are the proposals acted upon, as further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2026, and the final voting results for each proposal:

Proposal Number 1:  To elect the following 10 individuals named in the Company’s proxy statement as directors of the Company for a one-year term which will expire at the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified.  Each nominee for director was elected by a vote of the shareholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John A Bartholdson	23,626,016	239,935	3,137,471
James J. Burke, Jr.	23,575,182	290,769	3,137,471
Anna Escobedo Cabral	23,599,841	266,110	3,137,471
Kevin M. Carney	23,628,321	237,630	3,137,471
Marta Newhart	23,615,050	250,901	3,137,471
Michael A Plater	23,479,505	386,446	3,137,471
Felecia J. Pryor	23,612,578	253,373	3,137,471
Carlton E. Rose	23,629,625	236,326	3,137,471
Scott M. Shaw	23,647,094	218,857	3,137,471
Sylvia J. Young	23,631,057	234,894	3,137,471

Proposal Number 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Company’s proxy statement .  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,584,287	1,159,831	121,833	3,137,471

Proposal Number 3: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,809,750	69,444	124,228	not applicable

Item 7.01	Regulation FD Disclosure.

On May 7, 2026, the Company presented additional background information on the Company and on its strategic plan (the “Shareholder Presentation”) during its Annual Meeting of Shareholders.  A copy of the Shareholder Presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information contained under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Shareholder Presentation at the 2026 Annual Meeting of Shareholders

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 8, 2026

	By:	/s/ Alexandra M. Luster
Name: Alexandra M. Luster
Title: SVP, General Counsel & Secretary